UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 30, 2008 (November 30, 2007)
Connecticut Water Service, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Connecticut

(State or Other Jurisdiction of Incorporation)

0-8084	06-0739839

(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street, Clinton, Connecticut	06413-0562

(Address of Principal Executive Offices)	(Zip Code)
(860) 669-8630

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers
          On November 30, 2007, the Compensation Committee of the Board of Directors of Connecticut Water Service, Inc. adopted new forms of executive compensation agreements with the Company’s executive officers. On January 24, 2008, the full Board of Directors ratified the adoption of these amended and restated executive compensation agreements.
          Accordingly, on January 24, 2008, Connecticut Water Service, Inc. and its principal operating subsidiary, The Connecticut Water Company, (collectively, the “Company”) entered into an Amended and Restated Employment Agreement, an Amended and Restated Supplemental Executive Retirement Agreement and an Amended and Restated Deferred Compensation Agreement (collectively, the “Revised Agreements”) with its senior management team, including each of the following officers of the Company:

Name	Title
Peter J. Bancroft	Director, Rates & Forecasting, Assistant Treasurer
David C. Benoit	Vice President — Finance and Chief Financial Officer and Treasurer
Kristen A. Johnson	Vice President — Human Resources
Thomas R. Marston	Vice President — Business Development
Daniel J. Meaney	Corporate Secretary
Terrance P. O’Neill	Vice President — Operations and Engineering
Nicholas A. Rinaldi	Controller
Eric W. Thornburg	Chairman, President and Chief Executive Officer
Maureen P. Westbrook	Vice President — Administration and Government Affairs
          The principal purpose of the Revised Agreements is to conform them to the substantive and procedural requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). The terms of the Revised Agreements are substantially similar to the officers’ prior agreements. A description of the material terms of the officers’ prior agreements was included in the proxy statement dated March 28, 2007, under the heading “Change in Control Agreements,” which description is hereby incorporated herein by reference.
          All officers’ employment agreements provide the officers with certain compensation and other benefits under certain circumstances following a change in control of the Company. Consistent with the prior version of these agreements, the Amended and Restated Employment Agreements for all officers except Messrs. Meaney and Rinaldi and Ms. Johnson continue to contain additional provisions with respect to: 1) a “stay-on” bonus payable to these officers under certain circumstances following a

“change in control” of the Company and 2) additional gross-up payments payable to these officers in the event that taxes are due under Section 280G of the Code following a change in control of the Company. Consistent with the prior agreements, the employment agreements of Messrs. Meaney and Rinaldi and Ms. Johnson listed above do not contain these provisions.
          In order to conform to Section 409A’s requirements, the Amended and Restated Employment Agreements were revised to provide that 1) generally, payments made to an officer following a separation from service from the Company are delayed for a period of six months following such separation, if the officer is a “key employee” at the time of separation from service; 2) cash payments have been substituted for continuation of various benefits following separation from service from the Company; and 3) certain payments were to be made following the expiration of the agreements’ non-competition period (generally, two years), have now been fixed at two years following separation from service from the Company.
          Similar changes were made to the forms of the Company’s Amended and Restated SERP Agreement and the Amended and Restated Deferred Compensation Agreement, in order to conform these agreements to the requirements of Section 409A of the Code.
          Copies of the forms of the Amended and Restated Employment Agreement with the Company’s officers, the Amended and Restated Employment Agreement with Messrs. Meaney and Rinaldi and Ms. Johnson, the Amended and Restated SERP Agreement, and the Amended and Restated Deferred Compensation Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are each hereby incorporated herein by reference.
Item 8.01 Other Events
          Amendments to the Company’s Performance Stock Plans
          At its November 30, 2007 meeting, the Compensation Committee approved second amendments to the Company’s 1994 and 2004 Performance Stock Programs in order to conform these Programs to the requirements of Section 409A of the Code. Under the terms of each Second Amendment, payments to participants on account of awards made under the Programs are generally delayed for a six-month period following separation of service with the Company. In addition, provisions in the Programs related to: 1) the early withdrawal of shares from a participant’s performance share account (after payment of a forfeiture penalty); 2) deferral of the receipt of restricted shares; 3) deferral of delivery of shares issued upon exercise of options; and 4) the voluntary surrender of non-qualified stock options in exchange for new stock options, have all been removed in order to comply with Section 409A of the Code.
          Copies of the Second Amendments to each of the Performance Stock Programs are attached hereto as Exhibits 10.5 and 10.6, respectively, and are each hereby incorporated herein by reference.

          Adoption of the Amended and Restated Directors’ Deferred Compensation Plan
          At its January 24, 2008 meeting, the Board approved the Amended and Restated Directors’ Deferred Compensation Plan, to conform the plan to the requirements of Section 409A of the Code. Under the Amended and Restated Directors’ Deferred Compensation Plan, a director’s election to defer receipt of the director’s fees must be made before the year in which the director’s compensation is earned. In addition, deferred payments will be made to participating directors in all events in a lump sum 60 days following separation from service/death; installment payments are no longer permitted.
          A copy of the Amended and Restated Directors’ Deferred Compensation Plan, dated as of January 1, 2008, is attached hereto as Exhibit 10.7 and is hereby incorporated by reference.
          Amendment of the Charter of the Audit Committee
          On November 16, 2007, the Audit Committee of the Company’s Board recommended changes to the Audit Committee’s written charter, subject to approval by the full Board. Effective January 24, 2008, the Company’s Board of Directors approved these changes to the Audit Committee’s charter. A copy of the Audit Committee’s charter, dated as of January 24, 2008, will be available on the Company’s website, www.ctwater.com, under the heading “Investor Information — Corporate Governance.” A copy of the revised Charter is also attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
          Officer Matters
          On January 24, 2008, the Board approved the following changes to the status of two Company executives:
•	the Company’s Director of Human Resources, Kristen A. Johnson, was promoted to the officer position of Vice President — Human Resources, and is now considered to be an “executive officer” of the Company under the Securities Exchange Act of 1934. Effective January 24, 2008, Ms. Johnson entered into Amended and Restated Employment Agreement, an Amended and Restated Employment Agreement, and an Amended and Restated SERP Agreement with the Company.

•	Thomas R. Marston, the Company’s Vice President — Planning and Treatment, was given the new officer position of Vice President — Business Development. Mr. Marston’s former planning and treatment duties were assigned to the Company’s other officers. As noted above, Mr. Marston, along with the Company’s other officers, has entered into Amended and Restated Employment, SERP and Deferred Compensation Agreements with the Company.

          As previously disclosed on November 9, 2007, the Company appointed Nicholas A. Rinaldi as its Controller. On January 24, 2008, the Board designated Mr. Rinaldi as an officer of the Company. The Company also entered into an amended and Restated Employment Agreement, Amended and Restated SERP Agreement and Amended and Restated Deferred Compensation Agreement with Mr. Rinaldi in connection with his officer appointment.
Item 9.01 Financial Statements and Exhibits
      The following are filed herewith as exhibits hereto:
      (c) Exhibits

10.1	Form of Amended and Restated Employment Agreement with officers (version A), dated as of January 24, 2008.

10.2	Form of Amended and Restated Employment Agreement with officers (version B), dated as of January 24, 2008.

10.3	Form of Amended and Restated SERP Agreement, dated as of January 24, 2008.

10.4	Form of Amended and Restated Deferred Compensation Agreement, dated as of January 24, 2008.

10.5	Second Amendment, dated January 1, 2008, to the Company’s 1994 Performance Stock Program (as amended and restated on April 26, 2002 and further amended on December 1, 2005).

10.6	Second Amendment, dated January 1, 2008, to the Company’s 2004 Performance Stock Program (as previously amended on December 1, 2005).

10.7	Amended and Restated Directors’ Deferred Compensation Plan, dated as of January 1, 2008.

99.1	Audit Committee Charter, dated as of January 24, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.
a Connecticut corporation

Date: January 30, 2008	By: Name:	/s/ David C. Benoit David C. Benoit
	Title:	Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Amended and Restated Employment Agreement with officers (version A), dated as of January 24, 2008.

10.2	Form of Amended and Restated Employment Agreement with officers (version B), dated as of January 24, 2008.

10.3	Form of Amended and Restated SERP Agreement, dated as of January 24, 2008.

10.4	Form of Amended and Restated Deferred Compensation Agreement, dated as of January 24, 2008.

10.5	Second Amendment, dated January 1, 2008, to the Company’s 1994 Performance Stock Program (as amended and restated on April 26, 2002 and further amended on December 1, 2005).

10.6	Second Amendment, dated January 1, 2008, to the Company’s 2004 Performance Stock Program (as previously amended on December 1, 2005).

10.7	Amended and Restated Directors’ Deferred Compensation Plan, dated as of January 1, 2008.

99.1	Audit Committee Charter, dated as of January 24, 2008.